Schedule of Investments TCW Transform Supply Chain ETF January 31, 2024 (Unaudited)

Investments	Shares	Value
COMMON STOCKS - 99.3%
Aerospace & Defense - 3.5%
TransDigm Group, Inc.	371	$405,384
Building Products - 5.2%
Advanced Drainage Systems, Inc.	2,577	336,092
Trane Technologies plc	1,042	262,636
		598,728
Commercial Services & Supplies - 17.3%
GFL Environmental, Inc.	14,440	490,527
Waste Connections, Inc.	4,872	756,427
Waste Management, Inc.	3,943	731,939
		1,978,893
Construction & Engineering - 7.5%
WillScot Mobile Mini Holdings Corp.*	18,345	867,719
Construction Materials - 12.0%
Martin Marietta Materials, Inc.	1,808	919,223
Vulcan Materials Co.	2,053	463,999
		1,383,222
Electrical Equipment - 5.2%
Emerson Electric Co.	4,122	378,111
Rockwell Automation, Inc.	858	217,314
		595,425
Ground Transportation - 15.9%
Canadian Pacific Kansas City Ltd.	3,079	247,767
CSX Corp.	19,133	683,048
Norfolk Southern Corp.	2,375	558,695
Saia, Inc.*	758	341,540
		1,831,050
Industrial Conglomerates - 2.6%
Siemens AG	1,649	297,036
Life Sciences Tools & Services - 3.8%
Agilent Technologies, Inc.	3,401	442,470
Semiconductors & Semiconductor Equipment - 17.2%
First Solar, Inc.*	1,522	222,669
Lam Research Corp.	756	623,828
Micron Technology, Inc.	2,807	240,700
NVIDIA Corp.	502	308,866
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,153	582,083
		1,978,146
Investments	Shares	Value
Trading Companies & Distributors - 9.1%
Ferguson plc	2,622	$492,569
United Rentals, Inc.	363	227,020
WESCO International, Inc.	1,913	331,944
		1,051,533
Total Common Stocks (Cost $10,092,602)		11,429,606
	Principal
Short-Term Investments - 0.8%
Time Deposit - 0.8%
Sumitomo Mitsui Banking Corp., London 4.67% 2/1/2024 (Cost $97,740)	$97,740	97,740
Total Investments - 100.1% (Cost $10,190,342)		$11,527,346
Liabilities in Excess of Other Assets – (0.1%)		(11,744)
Net Assets - 100.0%		$11,515,602

*	Non-income producing security.

TCW Transform Supply Chain ETF invested, as a percentage of net assets, in the following countries as of January 31, 2024:

United States	72.1%
Canada	13.0%
Taiwan	5.0%
United Kingdom	4.3%
Germany	2.6%
Ireland	2.3%
Other(1)	0.7%
Total	100.0%

(1)	Includes cash, short term investments and net other assets (liabilities).

Schedule of Investments (Continued) TCW Transform Supply Chain ETF January 31, 2024 (Unaudited)

Fair Value Measurement

The Fund discloses the fair market value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs).

The three levels defined by the hierarchy are as follows:

●	Level 1 — Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs as of January 31, 2024 for the Fund based upon the three levels defined above:

TCW Transform Supply Chain ETF	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks*	$11,429,606	$-	$-	$11,429,606
Short-Term Investments
Time Deposit	97,740	-	-	97,740
Total Investments	$11,527,346	$-	$-	$11,527,346

*	Please refer to the Schedule of Investments to view securities segregated by industry.